Sub-Item 77C: Submission of matters to vote of security holders

Old Mutual Capital, Inc., as sole initial shareholder of the Old Mutual VA Asset Allocation
Conservative Portfolio, the Old Mutual VA Asset
Allocation Balanced Portfolio, and the Old Mutual VA
Asset Allocation Moderate Growth Portfolio, approved the following actions by consent resolutions, dated
October 26, 2006:



OLD MUTUAL VA ASSET ALLOCATION CONSERVATIVE
PORTFOLIO
WRITTEN CONSENT OF THE SOLE SHAREHOLDER
         The undersigned, being the holder of all of the issued and outstanding shares of beneficial interest in the Old Mutual VA Asset Allocation
Conservative Portfolio (the Fund), an investment portfolio of Old Mutual Advisor Funds, a Delaware statutory trust (the Trust), hereby consents to the adoption of the following resolutions, with the same force and effect as though they had been adopted at a meeting of the Trusts shareholders:
RESOLVED, that the Investment Advisory
Agreement, dated September 29, 2006,
between Old Mutual Capital, Inc.
(OMCAP) and the Trust is hereby
approved and adopted with respect to the Fund;
FURTHER RESOLVED, that the Investment
Sub-Advisory Agreement, dated September
29, 2006, by and among the Trust, OMCAP, and Ibbotson Associates Advisors, LLC
(Ibbotson), pursuant to which Ibbotson
will serve as the strategic asset
allocation consultant and sub-advisor to
OMCAP, as advisor, for investment model
creation and maintenance of the Fund, is hereby approved and adopted with respect to the Fund;
FURTHER RESOLVED, that the Investment
Sub-Advisory Agreements, by and among
the Trust, OMCAP and each of Acadian
Asset Management, Inc., Analytic
Investors, Inc., Barrow, Hanley,
Mewhinney & Strauss, Inc., Clay Finlay
Inc., Copper Rock Capital Partners, LLC,
Dwight Asset Management Company, Liberty
Ridge Capital, Inc., Heitman Real Estate
Securities LLC, Provident Investment
Counsel, Rogge Global Partners PLC,
Thompson, Siegel & Walmsley, Inc, and
Thomson Horstmann & Bryant, Inc.,
pursuant to which each sub-adviser,
according to mandates substantially the
same as those prescribed in each sub-
advisers agreement with respect to the
Funds retail counterpart, the Old
Mutual Asset Allocation Conservative
Portfolio, will manage the investment
and reinvestment of assets of the Fund,
are hereby approved and adopted with
respect to the Fund; and
RESOLVED, that the selection of
PricewaterhouseCoopers LLP as the
independent registered public
accountants of the Fund is hereby
approved.


OLD MUTUAL VA ASSET ALLOCATION BALANCED PORTFOLIO
WRITTEN CONSENT OF THE SOLE SHAREHOLDER
         The undersigned, being the holder of all of the issued and outstanding shares of beneficial interest in the Old Mutual VA Asset Allocation
Balanced Portfolio (the Fund), an investment portfolio of Old Mutual Advisor Funds, a Delaware statutory trust (the Trust), hereby consents to the adoption of the following resolutions, with the same force and effect as though they had been adopted at a meeting of the Trusts shareholders:
RESOLVED, that the Investment Advisory
Agreement, dated September 29, 2006,
between Old Mutual Capital, Inc.
(OMCAP) and the Trust is hereby
approved and adopted with respect to the Fund;
FURTHER RESOLVED, that the Investment
Sub-Advisory Agreement, dated September
29, 2006, by and among the Trust, OMCAP, and Ibbotson Associates Advisors, LLC
(Ibbotson), pursuant to which Ibbotson
will serve as the strategic asset
allocation consultant and sub-advisor to
OMCAP, as advisor, for investment model
creation and maintenance of the Fund, is hereby approved and adopted with respect to the Fund;
FURTHER RESOLVED, that the Investment
Sub-Advisory Agreements, by and among
the Trust, OMCAP and each of Acadian
Asset Management, Inc., Analytic
Investors, Inc., Barrow, Hanley,
Mewhinney & Strauss, Inc., Clay Finlay
Inc., Copper Rock Capital Partners, LLC,
Dwight Asset Management Company, Liberty
Ridge Capital, Inc., Heitman Real Estate
Securities LLC, Provident Investment
Counsel, Rogge Global Partners PLC,
Thompson, Siegel & Walmsley, Inc, and
Thomson Horstmann & Bryant, Inc.,
pursuant to which each sub-adviser,
according to mandates substantially the
same as those prescribed in each sub-
advisers agreement with respect to the
Funds retail counterpart, the Old
Mutual Asset Allocation Balanced
Portfolio, will manage the investment
and reinvestment of assets of the Fund,
are hereby approved and adopted with
respect to the Fund; and
RESOLVED, that the selection of
PricewaterhouseCoopers LLP as the
independent registered public
accountants of the Fund is hereby
approved.


OLD MUTUAL VA ASSET ALLOCATION MODERATE GROWTH
PORTFOLIO
WRITTEN CONSENT OF THE SOLE SHAREHOLDER
         The undersigned, being the holder of all of the issued and outstanding shares of beneficial interest in the Old Mutual VA Asset Allocation
Moderate Growth Portfolio (the Fund), an investment portfolio of Old Mutual Advisor Funds, a Delaware statutory trust (the Trust), hereby consents to the adoption of the following resolutions, with the same force and effect as though they had been adopted at a meeting of the Trusts shareholders:
RESOLVED, that the Investment Advisory
Agreement, dated September 29, 2006,
between Old Mutual Capital, Inc.
(OMCAP) and the Trust is hereby
approved and adopted with respect to the Fund;
FURTHER RESOLVED, that the Investment
Sub-Advisory Agreement, dated September
29, 2006, by and among the Trust, OMCAP, and Ibbotson Associates Advisors, LLC
(Ibbotson), pursuant to which Ibbotson
will serve as the strategic asset
allocation consultant and sub-advisor to
OMCAP, as advisor, for investment model
creation and maintenance of the Fund, is hereby approved and adopted with respect to the Fund;
FURTHER RESOLVED, that the Investment
Sub-Advisory Agreements, by and among
the Trust, OMCAP and each of Acadian
Asset Management, Inc., Analytic
Investors, Inc., Barrow, Hanley,
Mewhinney & Strauss, Inc., Clay Finlay
Inc., Copper Rock Capital Partners, LLC,
Dwight Asset Management Company, Liberty
Ridge Capital, Inc., Heitman Real Estate
Securities LLC, Provident Investment
Counsel, Rogge Global Partners PLC,
Thompson, Siegel & Walmsley, Inc, and
Thomson Horstmann & Bryant, Inc.,
pursuant to which each sub-adviser,
according to mandates substantially the
same as those prescribed in each sub-
advisers agreement with respect to the
Funds retail counterpart, the Old
Mutual Asset Allocation Moderate Growth
Portfolio, will manage the investment
and reinvestment of assets of the Fund,
are hereby approved and adopted with
respect to the Fund; and
RESOLVED, that the selection of
PricewaterhouseCoopers LLP as the
independent registered public
accountants of the Fund is hereby
approved.



Old Mutual Capital, Inc., as sole initial shareholder of the Old Mutual VA Asset Allocation
Conservative Portfolio, the Old Mutual VA Asset
Allocation Balanced Portfolio, and the Old Mutual VA
Asset Allocation Moderate Growth Portfolio, approved the following actions by consent resolutions, dated
November 28, 2006:



OLD MUTUAL VA ASSET ALLOCATION CONSERVATIVE
PORTFOLIO
WRITTEN CONSENT OF THE SOLE SHAREHOLDER
         The undersigned, being the holder of all of the issued and outstanding shares of beneficial interest in the Old Mutual VA Asset Allocation
Conservative Portfolio (the Fund), an investment portfolio of Old Mutual Advisor Funds, a Delaware statutory trust (the Trust), hereby consents to the adoption of the following resolutions, with the same force and effect as though they had been adopted at a meeting of the Trusts shareholders:
RESOLVED, that the amended Investment
Sub-Advisory Agreement, dated September
29, 2006, by and among the Trust, OMCAP, and Ibbotson Associates Advisors, LLC
(Ibbotson), pursuant to which Ibbotson
will serve as the strategic asset
allocation consultant and sub-advisor to
OMCAP, as advisor, for investment model
creation and maintenance of the Fund, is hereby approved and adopted with respect to the Fund.


OLD MUTUAL VA ASSET ALLOCATION BALANCED PORTFOLIO
WRITTEN CONSENT OF THE SOLE SHAREHOLDER
         The undersigned, being the holder of all of the issued and outstanding shares of beneficial interest in the Old Mutual VA Asset Allocation
Moderate Growth Portfolio (the Fund), an investment portfolio of Old Mutual Advisor Funds, a Delaware statutory trust (the Trust), hereby consents to the adoption of the following resolutions, with the same force and effect as though they had been adopted at a meeting of the Trusts shareholders:
RESOLVED, that the amended Investment
Sub-Advisory Agreement, dated September
29, 2006, by and among the Trust, OMCAP, and Ibbotson Associates Advisors, LLC
(Ibbotson), pursuant to which Ibbotson
will serve as the strategic asset
allocation consultant and sub-advisor to
OMCAP, as advisor, for investment model
creation and maintenance of the Fund, is hereby approved and adopted with respect to the Fund.




OLD MUTUAL VA ASSET ALLOCATION MODERATE GROWTH
PORTFOLIO
WRITTEN CONSENT OF THE SOLE SHAREHOLDER
         The undersigned, being the holder of all of the issued and outstanding shares of beneficial interest in the Old Mutual VA Asset Allocation
Moderate Growth Portfolio (the Fund), an investment portfolio of Old Mutual Advisor Funds, a Delaware statutory trust (the Trust), hereby consents to the adoption of the following resolutions, with the same force and effect as though they had been adopted at a meeting of the Trusts shareholders:
RESOLVED, that the amended Investment
Sub-Advisory Agreement, dated September
29, 2006, by and among the Trust, OMCAP, and Ibbotson Associates Advisors, LLC
(Ibbotson), pursuant to which Ibbotson
will serve as the strategic asset
allocation consultant and sub-advisor to
OMCAP, as advisor, for investment model
creation and maintenance of the Fund, is hereby approved and adopted with respect to the Fund.